                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 13, 2001

                    INTERNATIONAL MENU SOLUTIONS CORPORATION

             (Exact name of registrant as specified in its charter)


      Nevada                       001-15011                      91-1849433

(State or Other Jurisdiction    (Commission                    (IRS Employer
of Incorporation)                File Number)                  Identification)



        350 Creditstone Road, Unit 202, Concord, Ontario, Canada L4K 3Z2

               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (416) 366-6368



                                 Not Applicable

          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On February 22, 2001, International Menu Solutions Corp. ("IMSC") accepted the resignation of two of its directors, Reginald Petersen, and Lynda King effective February 13, 2001. Mr. Petersen was also Chairman of the Board of IMSC and Ms. King was also Secretary of IMSC. Mr. Petersen is an associate of Southbridge Investment Partnership No. 1, an Ontario limited partnership ("Southbridge"), a major shareholder of IMSC. Ms. King is a partner of Southbridge Capital the manager of Southbridge. Ms. King and Mr. Petersen are also officers of SIPGP No. 1 Inc., the general partner of Southbridge.

     Additionally, on February 22, 2001 IMSC accepted the resignation of Len Shiffman as the director effective February 22, 2001.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c) Exhibit 99.1 - Press Release dated February 22, 2001

ITEM 9.  REGULATION FD DISCLOSURE.

         IMSC reported changes in its Board of Directors in a press release dated February 22, 2001, appearing in Exhibit 99, which is not filed but is furnished pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 22, 2001


                                         INTERNATIONAL MENU
                                        SOLUTIONS CORPORATION
                                        ---------------------
                                             (Registrant)

                                        By:  /s/ Ralph MacDonald
                                          ---------------------------
                                                 Ralph MacDonald.
                                                 President and
                                                 Chief Executive Officer